Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
The MDCC approves annual equity awards at a meeting of the MDCC that is held at approximately the same time every year (during the first fiscal quarter). These annual equity awards are then issued with an effective grant date occurring shortly thereafter during an open trading window following the release of financial information. The MDCC may also approve equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. The Company does not grant equity awards in anticipation of the release of material non‑public information, nor does it time the release of material non‑public information based on equity or option grant dates.
All equity awards are granted under a shareholder-approved plan. Although the MDCC has the authority to grant stock options, SARs, or similar option‑like instruments, the Company has not granted any such awards since May 2023. Any stock options, if granted, would have an exercise price at or above the closing market price of BlackRock common stock on the date of grant.

Award Timing Method	The MDCC approves annual equity awards at a meeting of the MDCC that is held at approximately the same time every year (during the first fiscal quarter). These annual equity awards are then issued with an effective grant date occurring shortly thereafter during an open trading window following the release of financial information. The MDCC may also approve equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The Company does not grant equity awards in anticipation of the release of material non‑public information, nor does it time the release of material non‑public information based on equity or option grant dates.